EXHIBIT 10.3

THIRD AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT
AND ESCROW INSTRUCTIONS

THIS THIRD AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (“Third Amendment”) is made and entered into effective as of August 11, 2016, by and among 6700 N. ROCHESTER, LLC, a Michigan limited liability company (“Seller”); GAHC4 ROCHESTER HILLS MI MOB, LLC, a Delaware limited liability company (“Buyer”); and CHICAGO TITLE INSURANCE COMPANY (“Escrow Agent”).
Recitals
WHEREAS, Seller and Buyer entered into that certain Real Estate Purchase Agreement and Escrow Instructions, dated as of June 20, 2016, as amended by that certain First Amendment to Real Estate Purchase Agreement and Escrow Instructions, dated as of July 19, 2016, as further amended by that certain Second Amendment to Real Estate Purchase Agreement and Escrow Instructions, dated as of August 1, 2016 (collectively, the “Purchase Agreement”); and
WHEREAS, Seller and Buyer seek to amend the Purchase Agreement as set forth below.
Agreement
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
1.    Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
2.    Due Diligence Period. Seller and Buyer have agreed to extend the Due Diligence Period to Wednesday, September 7, 2016. Accordingly, Section 3.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
3.2    Due Diligence Period. Buyer shall have until 6:00 p.m. EDT on Wednesday, September 7, 2016 (the “Due Diligence Period”) to physically inspect the Property, review the economic data, conduct appraisals, perform examinations of the physical condition of the Improvements, conduct environmental inspections of the Property, as permitted in Section 3.1, supra, and to otherwise conduct such due diligence review of the Property and all of the items to be furnished by Seller to Buyer pursuant to Section 3.3, infra, and all records and other materials related thereto as Buyer deems appropriate.
3.    Buyer’s Title Defect Notice. Seller and Buyer have agreed that in connection with the extension of the Due Diligence Period contained in this Third Amendment, Buyer’s Title Defect Notice shall be noticed to Seller in writing no later than Tuesday, August 23, 2016.

4.    Ratifications. Except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Purchase Agreement are hereby confirmed, ratified and restated and shall remain unmodified and in full force and effect. In the event that any provision of this Third Amendment shall conflict with the terms, provisions, conditions, and exhibits of the Purchase Agreement, the terms of this Third Amendment shall govern and control.
5.    Counterparts; Signatures. This Third Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts when taken together shall constitute but one and the same Third Amendment. Signatures to this Third Amendment transmitted in .pdf (portable document format), via electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Third Amendment. Seller and Buyer further agree that the acknowledgement of this Third Amendment by Escrow Agent is not required for this Third Amendment to be binding and effective as between Seller and Buyer.
6.    Successors and Assigns. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

{Signatures appear on the following pages}

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date indicated in the preamble above.

BUYER:

GAHC4 ROCHESTER HILLS MI MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings,
LP, Its Sole Member

	By:	Griffin-American Healthcare REIT IV,
Inc., a Maryland corporation,
Its General Partner

		By:	/s/ Jeffrey T. Hanson
		Name:	Jeffrey T. Hanson
		Title:	Chief Executive Officer

[Signature Page to Third Amendment – Signatures Continue on Following Pages]

SELLER:

6700 N. ROCHESTER, LLC,
a Michigan limited liability company

By:	/s/ Stacy Richards
Name:	Stacy Richards
Its:	Member

[Signature Page to Third Amendment – Signatures Continue on Following Page]

The undersigned Escrow Agent acknowledges the foregoing Third Amendment:

CHICAGO TITLE INSURANCE COMPANY

By:	/s/ Shannon Bright
Name:	Shannon Bright
Its:	Escrow Officer

[Signature Page to Third Amendment]